UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) notified Exela Technologies, Inc. (the “Company”) that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock and that trading of the Company’s securities will be suspended at the open of trading on November 8, 2024.

As previously reported, on November 13, 2023, the Nasdaq Listing Qualifications Staff (the “Staff”) notified the Company that it was in violation of Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) because the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum requirement of $35 million for 30 consecutive business days and the Company failed to satisfy any of the alternative requirements set forth in Nasdaq Listing Rule 5550(b).

The Company appeared before the Panel on July 2, 2024. At the hearing, the Company’s senior management and outside advisors outlined the Company’s compliance plan for the Panel, which included the Company’s plans to regain compliance with the requirements set forth in Nasdaq Listing Rule 5550(b). The Panel, after an extension period, granted the Company until November 1, 2024, to regain compliance. As of November 1, 2024, the Company had not regained compliance with the MVLS Rule or any other requirement set forth in Nasdaq Listing Rule 5550(b).

In connection with the Nasdaq delisting notice, Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (the “SEC”) after applicable appeal periods have lapsed. In the interim, the Company’s common stock is expected to begin trading under its current trading symbol “XELA” on the OTC Markets system effective with the open of the markets on November 8, 2024.

The Company has 15 days after the date it received notice of the Panel’s decision (which is November 22, 2024) to request in writing that the Nasdaq Listing and Hearing Review Council (the “Council”) review the decision. In addition, the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after the Company was notified of the decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024

EXELA TECHNOLOGIES, INC.

By:	/s/ Zach Maul
Name: Zach Maul
Title: Secretary

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